Inventory	12 Months Ended
Aug. 31, 2021
Inventory

16. Inventory

Inventory consists of stockpiled ore, work in progress and supplies consumed during the course of exploration development and operations. Cost represents the delivered price of the item. The following is a breakdown of items in inventory:

	August 31, 2021	August 31, 2020	September 1, 2019
Stockpiled ore	$712	$606	$389
Work in progress	350	106	-
Supplies	117	14	4
Total Inventory	$1,179	$726	$393